                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934





       Date of Report (Date of Earliest Event Reported): October 13, 2000
                                                         ----------------



                         Atlantic Premium Brands, Ltd.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                1-13747                      36-3761400
(State or Other Jurisdiction       (Commission                 (IRS Employer
        of incorporation)          File Number)              Identification No.)


          650 Dundee Road, Suite 370, Northbrook, Illinois      60062
          ------------------------------------------------      -----
             (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code (847) 412-6200
                                                          --------------

ITEM 5.  OTHER EVENTS.

         The Arlington, Kentucky plant of Grogan's Sausage, a division of Atlantic Premium Brands, Ltd. (the "Company"), was destroyed by a fire which broke out on October 13, 2000. On October 16, 2000, the Company issued the press release attached as Exhibit 99 to this Current Report on Form 8-K announcing this event. The information contained in this press release is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits

              99      Press Release of the Company dated
                      October 16, 2000*


-------
*filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      ATLANTIC PREMIUM BRANDS, LTD.


                      By:    /s/ Thomas M. Dalton
                          -----------------------------
                      Name:  Thomas M. Dalton
                      Title: Senior Vice President and Chief Financial Officer



Dated as of October 20, 2000.

                                 Exhibit Index
                                 -------------



    Exhibit #                                Description
-------------------       ------------------------------------------------------
        99                 Press Release of the Company dated October 16, 2000*



--------------
*     Filed herewith.